Page 127
                                                                      Exhibit 24

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints David Levy and Brock Hattox, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1999, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.




                             /s/ James S. Balloun
                             James S. Balloun, Chairman of the Board,
                             President and Chief Executive Officer, and Director



                              /s/ Brock Hattox
                              Brock Hattox, Executive Vice President and
                              Chief Financial Officer



                              /s/ David Levy
                              David Levy, Executive Vice President,
                              Administration and Counsel, and Director



                              /s/ Mark R. Bachmann
                              Mark R. Bachmann, Vice President and Controller (Principal Accounting Officer)






Dated:  November 17, 1999

Page 128
                                                                      Exhibit 24



                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David Levy and Brock Hattox, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1999, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.





                                                         /s/ John L. Clendenin
                                                         John L. Clendenin








Dated:  November 17, 1999

                                                                        Page 129
                                                                      Exhibit 24




                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David Levy and Brock Hattox, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1999, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.





                                                         /s/ Thomas C. Gallagher
                                                         Thomas C. Gallagher








Dated:  November 17, 1999

Page 130
                                                                      Exhibit 24




                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David Levy and Brock Hattox, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1999, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.





                                                        /s/ Robert M. Holder, Jr
                                                        Robert M. Holder, Jr








Dated:  November 17, 1999

                                                                        Page 131
                                                                      Exhibit 24




                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David Levy and Brock Hattox, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1999, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.





                                                         /s/ James C. Kennedy
                                                         James C. Kennedy








Dated:  November 17, 1999

Page 132
                                                                      Exhibit 24




                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David Levy and Brock Hattox, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1999, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.





                                                         /s/ Bernard Marcus
                                                         Bernard Marcus








Dated:  November 17, 1999

                                                                        Page 133
                                                                      Exhibit 24




                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David Levy and Brock Hattox, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1999, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.





                                                         /s/ John G. Medlin, Jr
                                                         John G. Medlin, Jr








Dated:  November 17, 1999

Page 134
                                                                      Exhibit 24




                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David Levy and Brock Hattox, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1999, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.





                                                         /s/ Sam Nunn
                                                         Sam Nunn








Dated:  November 17, 1999

                                                                        Page 135
                                                                      Exhibit 24




                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David Levy and Brock Hattox, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1999, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.





                                                         /s/ Herman J. Russell
                                                         Herman J. Russell








Dated:  November 17, 1999

Page 136
                                                                      Exhibit 24




                                POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David Levy and Brock Hattox, and each of them individually, her true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for her in her name, place, and stead in her capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1999, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.




                                                        /s/ Betty L. Siegel
                                                        Betty L. Siegel








Dated:  November 17, 1999

                                                                        Page 137
                                                                      Exhibit 24




                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David Levy and Brock Hattox, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1999, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.






                                                        /s/ Kathy Brittain White
                                                        Kathy Brittain White








Dated:  November 17, 1999

Page 138
                                                                      Exhibit 24




                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints David Levy and Brock Hattox, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 1999, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.









                                                         /s/ Barrie A. Wigmore
                                                         Barrie A. Wigmore






Dated:  November 17, 1999